CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the use in this registration statement on Form SB-1 of our report dated June 30, 2000 on the financial statements of Vector Energy Corporation and to reference in the prospectus to our firm as experts in accounting and auditing.



                                                    /s/ Comiskey & Company
                                                    ------------------------
                                                    Professional Corporation

Denver, Colorado
March 9, 2001